Exhibit 10.3

AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT

THIS AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of October 15, 2013 by and among QTS Realty Trust, Inc., a Maryland corporation (the “Company”), QualityTech GP, LLC, a Delaware limited liability company ( “Quality GP”), and GA QTS Interholdco, LLC, a Delaware limited liability company (the “Holder”).

WHEREAS, Quality GP and the Holder previously entered into that certain Registration Rights Agreement dated October 23, 2009 (the “Original Agreement”) in connection with the consummation of an investment by General Atlantic REIT, Inc., a Maryland corporation and subsidiary of the Holder (“GA REIT”), in QualityTech, LP, a Delaware limited partnership of which Quality GP formerly served as general partner (the “Partnership”);

WHEREAS, pursuant to the Original Agreement, Quality GP granted, on behalf of itself and the Company, to the Designated Holders (as defined herein) the Registration Rights (as defined herein) set forth in this Agreement;

WHEREAS, the Company, Quality GP, the Partnership, GA REIT, the Holder and other direct and indirect partners of the Partnership concurrently herewith are engaging in various related transactions pursuant to which, among other things, (i) Quality GP has withdrawn as general partner of the Partnership and the Company has been admitted to the Partnership as general partner, and (ii) the Company is effecting an initial public offering (the “IPO”) of Class A common stock, $0.01 par value per share (the “Common Stock”); and

WHEREAS, in connection with the foregoing, the parties hereto now desire to amend and restate the Original Agreement in its entirety by the execution of this Agreement, which shall supersede and replace the Original Agreement, in order to evidence the joinder of the Company as a party hereto and the grant to the Designated Holders (as defined herein) of the Registration Rights (as defined herein) set forth in this Agreement.

NOW, THEREFORE, the parties hereto, in consideration of the foregoing, the mutual covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, hereby agree as follows:

SECTION 1	DEFINITIONS

As used in this Agreement, and unless the context requires a different meaning, the following terms have the meanings indicated:

“Affiliate” means, with respect to any Person, any Person directly or indirectly controlling, controlled by or under common control with such Person. For purposes of this definition, “control,” when used with respect to any Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Agreement” mean this Amended and Restated Registration Rights Agreement, as the same may be amended, supplemented or modified in accordance with the terms hereof.

“Black-Out Period” has the meaning set forth in Section 3.1(d).

“Board of Directors” means the board of directors of the Company.

“Business Day” means any day except a Saturday, Sunday or other day on which commercial banks in Overland Park, Kansas or New York City are authorized or required by law to close.

“Closing Price” means, with respect to the Registrable Securities, as of the date of determination, (a) if the Registrable Securities are listed on a national securities exchange, the closing price per share of a Registrable Security on such date quoted on Bloomberg or a similar platform or, if no such closing price on such date is quoted on Bloomberg or a similar platform, the average of the closing bid and asked prices on such date, as officially reported on the principal national securities exchange on which the Registrable Securities are then listed or admitted to trading; or (b) if the Registrable Securities are not then listed or admitted to trading on any national securities exchange, the last sale price or, if such last sale price is not reported, the average of the high bid and low asked prices in the over-the-counter market, as reported by The Nasdaq Stock Market or such other system then in use; or (c) if on any such date the Registrable Securities are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Registrable Securities selected by the Company; or (d) if none of (a), (b) or (c) is applicable, a market price per share determined in good faith by the Board of Directors or, if such determination is not satisfactory to the Designated Holders for whom such determination is being made, by a nationally recognized investment banking firm selected by the Company and such Designated Holder, the expenses for which shall be borne equally by the Company and such Designated Holder. If trading is conducted on a continuous basis on any exchange, then the closing price shall be at 4:00 P.M. New York City time.

“Commission” means the Securities and Exchange Commission or any successor agency then having jurisdiction to enforce the Securities Act.

“Common Shares” means the shares of the Company’s Common Stock.

“Common Stock” has the meaning set forth in the recitals to this Agreement.

“Common Share Equivalents” means any security or obligation which is by its terms, directly or indirectly, convertible into or exchangeable or exercisable for Common Shares, including, without limitation, the Units and any option, warrant or other subscription or purchase right with respect to Common Shares or any Common Share Equivalent.

“Company” has the meaning set forth in the preamble to this Agreement.

“Company Underwriter” has the meaning set forth in Section 3.3(b).

“Demand Registration” has the meaning set forth in Section 3.1(a).

“Designated Holder” means the Holder, any Subsequent General Atlantic Holder and any permitted transferee thereof to whom Registrable Securities are transferred in accordance with Section 9.5 of this Agreement.

“Disclosure Package” means, with respect to any offering of securities, (a) the Prospectus, (b) each Free Writing Prospectus and (c) all other information, in each case, that is deemed, under Rule 159 under the Securities Act, to have been conveyed to purchasers of securities at the time of sale of such securities (including a contract of sale).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder.

“FINRA” means the Financial Industry Regulatory Authority.

“Free Writing Prospectus” means any “free writing prospectus” as defined in Rule 405 under the Securities Act.

“GA LLC” means General Atlantic LLC, a Delaware limited liability company, and any successor to such entity.

“GA REIT” has the meaning set forth in the recitals to this Agreement.

“Holder” has the meaning set forth in the recitals to this Agreement.

“Holders’ Counsel” has the meaning set forth in Section 5.2(a).

“Incidental Registration” has the meaning set forth in Section 4.1.

“Indemnified Party” has the meaning set forth in Section 6.3.

“Indemnifying Party” has the meaning set forth in Section 6.3.

“Initiating Holders” has the meaning set forth in Section 3.1(a).

“Inspector” has the meaning set forth in Section 5.2(j).

“IPO” has the meaning set forth in the recitals to this Agreement.

“IPO Closing Date” means the date upon which the Company closes the IPO.

“Market Price” means, on any date of determination, the average of the daily Closing Price of the Registrable Securities for the immediately preceding 30 days on which the national securities exchanges are open for trading.

“New Registration Statement” has the meaning set forth in Section 3.1(a).

“Partnership Agreement” means that certain Fifth Amended and Restated Agreement of Limited Partnership of the Partnership, dated as of the date hereof, as may be amended from time to time.

“Person” means a natural person, partnership (whether general or limited), trust, estate, association, corporation, limited liability company, unincorporated organization, custodian, nominee or any other individual or entity in its own or any representative capacity.

“Prospectus” has the meaning set forth in Section 3.1(a).

“Records” has the meaning set forth in Section 5.2(j).

“Registrable Securities” means each of the following: (a) any and all Common Shares issued to or owned by any Designated Holder, (b) any Common Shares issued or issuable to any of the Designated Holders with respect to the Registrable Securities by way of share dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise and any Common Shares or voting common stock issuable upon conversion, exercise or exchange thereof, and (c) any Common Shares issued or issuable to any of the Designated Holders upon redemption of Units pursuant to Section 8.6 of the Partnership Agreement.

“Registration Expenses” has the meaning set forth in Section 7.

“Registration Notice” has the meaning set forth in Section 3.1(a).

“Registration Statement” has the meaning set forth in Section 3.1(a).

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Shelf Registration Statement” has the meaning set forth in Section 3.1(a).

“Subsequent General Atlantic Holder” means any Affiliate of GA LLC that, after the date hereof, acquires any Registrable Securities.

“Suspension Event” has the meaning set forth in Section 3.2.

“Unit” means a Class A unit of limited partnership interest in the Partnership.

SECTION 2	REGISTRATION RIGHTS

2.1 Grant of Rights. The Company hereby agrees that each Designated Holder shall be entitled to offer its Registrable Securities for sale pursuant to a Registration Statement, subject to the terms and conditions set forth in Section 3 and Section 4 hereof (the “Registration Rights”).

2.2 Registrable Securities. For the purposes of this Agreement, Registrable Securities shall cease to be Registrable Securities when (a) a Registration Statement covering such Registrable Securities has been declared effective under the Securities Act by the Commission and such Registrable Securities have been disposed of pursuant to such effective Registration Statement, (b) (i) the entire amount of the Registrable Securities owned by a Designated Holder may be sold in a single sale, in the opinion of counsel satisfactory to the Company and such Designated Holder, each in their reasonable judgment, without any limitation as to volume pursuant to Rule 144 (or any successor provision then in effect) under the Securities Act and (ii) such Designated Holder owning such Registrable Securities owns less than 1% of the outstanding Common Shares on a fully diluted basis, or (c) the Registrable Securities are proposed to be sold or distributed by a Person not entitled to the Registration Rights granted by this Agreement.

2.3 Holders of Registrable Securities. A Person is deemed to be a holder of Registrable Securities whenever such Person owns of record Registrable Securities, or holds an option to purchase, or a security convertible into or exercisable or exchangeable for, Registrable Securities whether or not such acquisition or conversion has actually been effected; provided that the Company’s registration obligations under this Agreement shall be with respect to the registration of Registrable Securities and not with respect to the registration of any option to purchase, or a security convertible into or exercisable or exchangeable for, Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company may act upon the basis of the instructions, notice or election received from the registered owner of such Registrable Securities. Registrable Securities issuable upon exercise of an option or upon conversion of another security shall be deemed outstanding for the purposes of this Agreement.

SECTION 3	DEMAND REGISTRATION RIGHTS

3.1 (a) Demand Registration. Subject to Sections 3.1(d) and 3.2 hereof, at any time after the date that is 180 days after the IPO Closing Date, if one or more Designated Holders (the “Initiating Holders”) desire to exercise their Registration Rights with respect to the Registrable Securities, such Initiating Holders may deliver to the Company a written notice (a “Registration Notice”) informing the Company of their desire to have the Registrable Securities registered for sale and specifying the number of Registrable Securities to be registered by the Company (a “Demand Registration”). Upon receipt of the Registration Notice, if the Company is not able to cause the Registrable Securities to be included as part of an existing shelf registration statement and related prospectus that the Company then has on file with, and which has been declared effective by, the Commission and which remains in effect and not subject to any stop order, injunction or other order or requirement of the Commission (the “Shelf Registration Statement”) (in which event the Company shall be deemed to have satisfied its registration obligation under this Section 3.1(a) with respect to the Registrable Securities, and, for the avoidance of doubt, such registration shall not be deemed a Demand Registration), then the Company shall cause to be filed with the Commission as soon as reasonably practicable after receiving the Registration Notice, but in no event more than thirty (30) days following receipt of such notice, a new registration statement and related prospectus (the “New Registration Statement”) that complies as to form in all material respects with applicable Commission rules providing for the sale by the Designated Holders of the Registrable Securities, and agrees (subject to Section 3.2 hereof) to use reasonable best efforts to cause the New Registration Statement and Related Prospectus to be declared and remain effective by the Commission as soon as practicable. (As used herein, “Registration Statement” and “Prospectus” refer to a registration statement and related prospectus (including any preliminary prospectus) filed pursuant to the Securities Act utilized by the Company to satisfy a Designated Holder’s Registration Rights pursuant to this Agreement, including, but not limited to, a Shelf Registration Statement and related prospectus (including any preliminary prospectus) or a New Registration Statement and related prospectus (including any preliminary prospectus), including, in each case, any documents incorporated therein by reference).

Subject to Section 3.2 hereof, the Company agrees to use commercially reasonable efforts to keep the Registration Statement continuously effective (including the preparation and filing of any amendments and supplements necessary for that purpose) until the earlier of (i) the date that is two (2) years after the date of effectiveness of the Registration Statement, (ii) the date on which all of the Registrable Securities registered in the Demand Registration are eligible for sale without registration pursuant to Rule 144 (or any successor provision) under the Securities Act without volume limitations or other restrictions on transfer thereunder, or (iii) the date on which all of the Registrable Securities registered in the Demand Registration are sold.

Notwithstanding the foregoing, the Company may at any time prior to receiving a Registration Notice from a Designated Holder, but subject to the prior consent of the Designated Holders, include all of the Designated Holders’ Registrable Securities or any portion thereof in any Registration Statement (other than a Registration Statement on Form S-4 or S-8 or any successor thereto), including by virtue of adding such Registrable Securities as additional securities to an existing Shelf Registration Statement pursuant to Rule 462(b) under the Securities Act (in which event the Company shall be deemed to have satisfied its registration obligation under this Section 3.1(a) with respect to the Registrable Securities so included, so long as such registration statement remains effective and not the subject of any stop order, injunction or other order of the Commission); provided, that such registration shall not constitute a Demand Registration.

(b) Offers and Sales. All offers and sales of Registrable Securities by a Designated Holder under the Registration Statement shall be completed within the period during which such Registration Statement remains effective and not the subject of any stop order, injunction or other order of the Commission. Upon notice that such Registration Statement is no longer effective no Designated Holder shall offer or sell the Registrable Securities covered by such Registration Statement. If directed in writing by the Company, each Designated Holder shall return all undistributed copies of the Prospectus in the Designated Holder’s possession upon the expiration of such period. Notwithstanding the foregoing, a registration shall not constitute a Demand Registration

(1) until it has become effective and has been continuously effective for the lesser of (i) the period during which all Registrable Securities registered in the Demand Registration are sold and (ii) 120 days; and

(2) if (x) after such Demand Registration has become effective but prior to expiration of the time period set forth in clause (1) of this paragraph (b), such registration or the related offer, sale or distribution of Registrable Securities thereunder is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason not attributable to the Initiating Holders and such interference is not thereafter eliminated or (y) the conditions specified in the underwriting agreement, if any, entered into in connection with such Demand Registration are not satisfied or waived, other than by reason of a failure by the Initiating Holder.

(c) Limitations on Demand Registrations. The Designated Holders shall be entitled collectively to four (4) Demand Registrations, and each such Demand Registration shall be with respect to a minimum anticipated aggregate offering price (calculated based upon the Market Price of the Registrable Securities on the proposed date of filing of the Registration Statement with respect to such Registrable Securities) of $5,000,000 (or, all of the Registrable Securities held by the Designated Holders, if less than $5,000,000); provided that there shall not be more than two (2) Demand Registrations in any twelve (12) month period. For purposes of the preceding sentence, two or more Registration Statements filed in response to one demand shall be counted as one Demand Registration.

(d) Restrictions on Public Sale by Designated Holders. Each Designated Holder, if such Designated Holder owns 5% or more of the outstanding Common Shares, hereby agrees that it shall not, to the extent requested by the Company Underwriter, in the case of an underwritten public offering, directly or indirectly sell, offer to sell (including, without limitation, any short sale), grant any option or otherwise transfer or dispose of any Registrable Securities (other than to donees or Affiliates of a Designated Holder who agree to be similarly bound) within seven days prior to and for up to (x) 180 days, in the event of the IPO (or such other period as may be requested by the Company or the Company Underwriter to accommodate regulatory restrictions on (1) the publication or other distribution of research reports and (2) analyst recommendations and opinions, including, but not limited to, the restrictions contained in FINRA Rule 2711(f)(4), or any successor provisions or amendments thereto) or (y) 90 days, in the event of any subsequent offering, following the effective date of a registration statement of the Company filed under the Securities Act or the date of an underwriting agreement with respect to an underwritten public offering of the Company’s securities (the “Black-Out Period”); provided, however, that:

(i) all executive officers and trustees of the Company then holding Common Shares shall enter into similar agreements;

(ii) the Company shall use commercially reasonable efforts to obtain similar agreements from each 5% or greater equity holders of the Company; and

(iii) the Designated Holders shall be allowed any concession or proportionate release allowed to any officer, director or other 5% or greater equity holders of the Company that entered into similar agreements.

In order to enforce the foregoing covenant, the Company shall have the right to place restrictive legends on the certificates representing the Registrable Securities subject to this Section 3.1(d) and to impose stop transfer instructions with respect to the Registrable Securities and such other Common Shares of a Designated Holder (and the Common Shares or securities of every other person subject to the foregoing restriction) until the end of such period.

3.2 Suspension of Offering. Notwithstanding Section 3.1(a) and Section 3.1(c) hereof, if the Board of Directors, in its good faith judgment, determines that any registration should not be made or continued because the negotiation or consummation of a material transaction by the Company or its subsidiaries is pending or an event has occurred, which negotiation, consummation or event would require additional disclosure by the Company in the Registration Statement of material information which the Company has a bona fide business purpose for keeping confidential and the non-disclosure of which in the Registration Statement would be expected, in the Board of Directors’ reasonable determination, to cause the Registration Statement to fail to comply with applicable disclosure requirements (each such circumstance a “Suspension Event”), the Company may (x) postpone the filing of a Registration Statement, and (y) in the case of a Registration Statement that has been filed relating to a Demand Registration, upon the approval of a majority of the Board of Directors, require the Designated Holders not to sell under the Registration Statement or to suspend the effectiveness thereof; provided, however, that the Company may not delay, suspend or withdraw the Registration Statement for more than sixty (60) days at any one time, or more than twice in any twelve (12) month period. Upon receipt of any written notice from the Company of the happening of any Suspension Event during the period the Registration Statement is effective or if as a result of a Suspension Event the Registration Statement or related Prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made (in the case of the Prospectus) not misleading, each Designated Holder agrees that (i) it will immediately discontinue offers and sales of the Registrable Securities under the Registration Statement until such Designated Holder receives copies of a supplemental or amended Prospectus (which the Company agrees to promptly prepare) that corrects the misstatement(s) or omission(s) referred to above and receives notice that any post-effective amendment has become effective or unless otherwise notified by the Company that it may resume such offers and sales, and (ii) it will maintain the confidentiality of any information included in the written notice delivered by the Company unless otherwise required by law or subpoena. If so directed by the Company, each Designated Holder will deliver to the Company all copies of the Prospectus covering the Registrable Securities current at the time of receipt of such notice, other than permanent file copies then in the possession of such Designated Holder’s counsel.

3.3 (a) Underwriting Procedures. If the Initiating Holders so elect, the Company shall use its reasonable best efforts to cause such Demand Registration to be in the form of a firm commitment underwritten offering and the managing underwriter or underwriters selected for such offering shall be the Company Underwriter selected in accordance with Section 3.3(b). If the Company Underwriter advises the Company that the aggregate amount of such Registrable Securities requested to be included in such offering is sufficiently large to have a material adverse effect on the success of such offering, then the Company shall include in such

Demand Registration only the aggregate amount of Registrable Securities that the Company Underwriter believes may be sold without any such material adverse effect and shall reduce the amount of Registrable Securities to be included in such registration pro rata based on the number of Registrable Securities owned by each Designated Holder.

(b) Selection of Underwriters. If any Demand Registration of Registrable Securities is in the form of an underwritten offering, the Company shall select and obtain an investment banking firm of national reputation to act as the managing underwriter of the offering (the “Company Underwriter”); provided, however, that the Company Underwriter shall also be reasonably acceptable to the Initiating Holders.

SECTION 4	INCIDENTAL OR “PIGGY-BACK” REGISTRATION.

4.1 Request for Incidental Registration. If at any time the Company proposes to file a Registration Statement under the Securities Act with respect to an offering by the Company for its own account (other than a Registration Statement on Form S-4 or S-8 or any successor thereto) or for the account of any holder of Common Shares (including other Designated Holders), then the Company shall give written notice of such proposed filing to each of the Designated Holders at least ten (10) Business Days before the anticipated filing date, and such notice shall describe the proposed registration and distribution and offer such Designated Holders the opportunity to register the number of Registrable Securities as each such Designated Holder may request (an “Incidental Registration”). The Company shall use its reasonable best efforts (within ten (10) Business Days of the notice provided for in the preceding sentence) to cause the managing underwriter or underwriters in the case of a proposed underwritten offering to permit each of the Designated Holders who have requested in writing to participate in the Incidental Registration to include its or his Registrable Securities in such offering on the same terms and conditions as the securities of the Company or the account of such Designated Holders, as the case may be, included therein. In connection with any Incidental Registration under this Section 4.1 involving an underwritten offering, the Company shall not be required to include any Registrable Securities in such underwritten offering unless the Designated Holders thereof accept the terms of the underwritten offering as agreed upon between the Company and the Company Underwriter, and then only in such quantity as the Company Underwriter believes will not jeopardize the success of the offering by the Company. If the Company Underwriter determines in good faith that marketing factors require a limitation in the Incidental Registration of the number of shares to be included in such Incidental Registration, then the Incidental Registration shall cover, first, all of the securities to be offered for the account of the Company; and second, the Registrable Securities to be offered for the account of the Designated Holders pursuant to this Section 4, pro rata based on the number of Registrable Securities owned by each such Designated Holder.

SECTION 5	REGISTRATION PROCEDURES.

5.1 Qualification. The Company agrees to use commercially reasonable efforts to register or qualify the Registrable Securities by the time the applicable Registration Statement is declared effective by the Commission under all applicable state securities or “blue sky” laws of such jurisdictions as a Designated Holder may reasonably request in writing, and shall use commercially reasonable efforts to keep each such registration or qualification effective during the period such Registration Statement is required to be kept effective pursuant to this Agreement or during the period offers or sales are being made by the Designated Holders after delivery of a Registration Notice to the Company, whichever is shorter, and to do any and all other similar acts and things which may be reasonably necessary or advisable to enable the Designated Holders to consummate the disposition of the Registrable Securities in each such jurisdiction; provided, however, that the Company shall not be required to (i) qualify generally to do business in any jurisdiction or to register as a broker or dealer in such jurisdiction where it would not otherwise be required to qualify but for this Agreement, (ii) take any action that would cause it to become subject to any taxation in any jurisdiction where it would not otherwise be subject to such taxation or (iii) take any action that would subject it to the general service of process in any jurisdiction where it is not then so subject.

5.2 Obligations of the Company. When the Company is required to effect the registration of Registrable Securities under the Securities Act pursuant to Section 3 or Section 4 of this Agreement, subject to Section 3.2 hereof (as applicable), the Company shall use its commercially reasonable efforts to effect the registration and sale of such Registrable Securities in accordance with the intended method of distribution thereof as quickly as practicable, and in connection with any such request, the Company shall, as expeditiously as practicable:

(a) prepare and file with the Commission a Registration Statement on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which complies as to form in all material respects with applicable Commission rules providing for the sale by the Designated Holders of the Registrable Securities to be filed with the Commission; provided, however, that before filing a Registration Statement or Prospectus or any amendments or supplements thereto, the Company shall provide counsel selected by the Designated Holder holding a majority of the Registrable Securities being registered in such registration (“Holders’ Counsel”) and any other Inspector with an adequate and appropriate opportunity to review and comment on such Registration Statement and each Prospectus included therein (and each amendment or supplement thereto) and each Free Writing Prospectus to be filed with the Commission, to the extent such documents are under the Company’s control;

(b) prepare and file with the Commission such amendments and supplements as to the Registration Statement and the Prospectus used in connection therewith as may be necessary (i) to keep such Registration Statement effective and (ii) to comply with the provisions of the Securities Act with respect to the disposition of the Registrable Securities covered by such Registration Statement, in each case for such time as is contemplated in Section 3.1 or Section 4.1 of this Agreement;

(c) furnish, without charge, to each Designated Holder selling Registrable Securities, prior to filing a Registration Statement, such number of copies of the Registration Statement, each amendment and supplement thereto (in each case including all exhibits, but excluding any documents to be incorporated be reference therein that are publicly available on the Commission’s Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”)), and the Prospectus included in such Registration Statement in conformity with the requirements of the Securities Act as the Designated Holder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such Designated Holder;

(d) promptly notify the Designated Holders: (i) when the Registration Statement, any pre-effective amendment, the Prospectus or any prospectus supplement related thereto or post-effective amendment to the Registration Statement has been filed, and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective, (ii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation or threat of any proceedings for that purpose, and (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or “blue sky” laws of any jurisdiction or the initiation of any proceeding for such purpose;

(e) promptly use commercially reasonable efforts to prevent the issuance of any order suspending the effectiveness of a Registration Statement, and, if any such order suspending the effectiveness of a Registration Statement is issued, shall promptly use commercially reasonable efforts to obtain the withdrawal of such order at the earliest possible moment;

(f) following receipt of a Registration Notice and thereafter until the sooner of completion, abandonment or termination of the offering or sale contemplated thereby and the expiration of the period during which the Company is required to maintain the effectiveness of the related Registration Statement as set forth in Section 3 or Section 4, as the case may be, promptly notify the Designated Holders: (i) of the existence of any fact of which the Company is aware or the happening of any event which has resulted in (A) the Registration Statement, as then in effect, containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make any statements therein not misleading or (B) the Prospectus included in such Registration Statement containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make any statements therein, in the light of the circumstances under which they were made, not misleading, and (ii) of the Company’s reasonable determination that a post-effective amendment to the Registration Statement would be appropriate or that there exist circumstances not yet disclosed to the public which make further sales under such Registration Statement inadvisable pending such disclosure and post-effective amendment; and, if the notification relates to any event described in either of the clauses (i) or (ii) of this Section 5.2(f), at the request of a Designated Holder, the Company shall promptly prepare and, to the extent the exemption from the prospectus delivery requirements in Rule 172 under the Securities Act is not available, furnish to the Designated Holder a reasonable number of copies of a supplement or post-effective amendment to such Registration Statement or related Prospectus or file any other required document so that (1) such Registration Statement shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (2) as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(g) use reasonable best efforts to cause all such Registrable Securities to be listed on the national securities exchange on which the Common Shares are then listed, if the listing of Registrable Securities is then permitted under the rules of such national securities exchange; provided, that, all applicable listing requirements are satisfied;

(h) if requested by a Designated Holder, incorporate in a prospectus supplement or post-effective amendment such information concerning such Designated Holder or the intended method of distribution as such Designated Holder reasonably requests to be included therein and is reasonably necessary to permit the sale of the Registrable Securities pursuant to the Registration Statement, including, without limitation, information with respect to the number of Registrable Securities being sold, the purchase price being paid therefor and any other material terms of the offering of the Registrable Securities to be sold in such offering; provided, however, that the Company shall not be obligated to include in any such prospectus supplement or post-effective amendment any requested information that is not required by the rules of the Commission and is unreasonable in scope compared with the Company’s most recent prospectus or prospectus supplement used in connection with a primary or secondary offering of equity securities by the Company;

(i) if such sale is pursuant to an underwritten offering, enter into and perform customary agreements (including an underwriting agreement in customary form with the Company Underwriter, if any, selected as provided in Section 3) and take such other actions as are prudent and reasonably required in order to expedite or facilitate the disposition of such Registrable Securities, including causing its officers to participate in “road shows” and other information meetings organized by the Company Underwriter;

(j) if such sale is pursuant to an underwritten offering, make available at reasonable times for inspection by any seller of Registrable Securities, any managing underwriter participating in any disposition of such Registrable Securities pursuant to a Registration Statement, Holders’ Counsel and any attorney, accountant or other agent retained by any such seller or any managing underwriter (each, an “Inspector” and collectively, the “Inspectors”), all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries (collectively, the “Records”) as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company’s and its subsidiaries’ officers, directors and employees, and the independent public accountants of the Company, to supply all information reasonably requested by any such Inspector in connection with such Registration Statement. Records that the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors (and the Inspectors shall confirm their agreement in writing in advance to the Company if the Company shall so request) unless (x) the disclosure of such Records is necessary, in the Company’s judgment, to avoid or correct a misstatement or omission in the Registration Statement, (y) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction after exhaustion of all appeals therefrom or (z) the information in such Records was known to the Inspectors on a non-confidential basis prior to its disclosure by the Company or has been made generally available to the public. Each seller of Registrable Securities agrees that it shall, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company’s expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential;

(k) if such sale is pursuant to an underwritten offering, obtain “comfort” letters dated the effective date of the Registration Statement and the date of the closing under the underwriting agreement from the Company’s independent public accountants in customary form and covering such matters of the type customarily covered by “comfort” letters as the managing underwriter reasonably requests;

(l) if such sale is pursuant to an underwritten offering, furnish, at the request of any seller of Registrable Securities on the date such securities are delivered to the underwriters for sale pursuant to such registration, an opinion, dated such date, of counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and to the seller making such request, covering such legal matters with respect to the registration in respect of which such opinion is being given as the underwriters may reasonably request and are customarily included in such opinions;

(m) comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable but no later than 15 months after the effective date of the Registration Statement, an earnings statement covering a period of 12 months beginning after the effective date of the Registration Statement, in a manner which satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

(n) keep Holders’ Counsel reasonably advised as to the initiation and progress of any registration under Section 3 or Section 4 hereunder;

(o) cooperate with each seller of Registrable Securities and each underwriter participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA; and

(p) take all other steps reasonably necessary to effect the registration of the Registrable Securities contemplated hereby.

5.3 Obligations of Designated Holders. In connection with any Registration Statement utilized by the Company to satisfy the Registration Rights pursuant to Section 3 or Section 4, each Designated Holder selling Registrable Securities agrees to cooperate with the Company in connection with the preparation of the Registration Statement, and each Designated Holder selling Registrable Securities agrees that it will (i) respond within ten (10) Business Days to any reasonable written request by the Company to provide or verify information regarding such Designated Holder or such Designated Holder’s Registrable Securities (including the proposed manner of sale) that may be required to be included in such Registration Statement and related Prospectus pursuant to the rules and regulations of the Commission, and (ii) provide in a timely manner information regarding the proposed distribution by such Designated Holder of the Registrable Securities and such other information as may be requested by the Company from time to time in connection with the preparation of and for inclusion in the Registration Statement and related Prospectus.

SECTION 6	INDEMNIFICATION; CONTRIBUTION

6.1 Indemnification by the Company. The Company agrees to indemnify and hold harmless each Designated Holder and each person, if any, who controls a Designated Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and any of their Affiliates (and any officer, director, general partner or trustee thereof), partners, members, officers, directors, employees or representatives, as follows:

(a) against any and all loss, liability, claim, damage, judgment and expense whatsoever, as incurred, arising out of or based upon (a) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, Disclosure Package, Prospectus, Free Writing Prospectus or in any amendment or supplement thereto; and (b) the omission or alleged omission to state, in any Registration Statement, Disclosure Package, Prospectus, Free Writing Prospectus or in any amendment or supplement thereto, any material fact required to be stated therein or necessary to make the statements therein not misleading under the circumstances such statements were made;

(b) against any and all loss, liability, claim, damage, judgment and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and

(c) against any and all expense whatsoever, as incurred (including reasonable fees and disbursements of counsel), reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, in each case whether or not a party, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (a) or (b) above;

provided, however, that the indemnity provided pursuant to this Section 6.1 does not apply to any Designated Holder with respect to any loss, liability, claim, damage, judgment or expense to the extent arising out of (A) any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by such Designated Holder expressly for use in the Registration Statement, Disclosure Package, Prospectus, Free Writing Prospectus or in any amendment or supplement thereto or

(B) such Designated Holder’s failure to deliver an amended or supplemental prospectus furnished to such Designated Holder by the Company, if such loss, liability, claim, damage, judgment or expense would not have arisen had such delivery occurred. The Company shall also provide customary indemnities to any underwriters of the Registrable Securities, their officers, directors and employees and each Person who controls such underwriters (within the meaning of Section 15 of the Securities Act).

6.2 Indemnification by Designated Holder. Each Designated Holder (and each permitted assignee thereof, on a several basis) severally and not jointly agrees to indemnify and hold harmless the Company, and each of its directors or trustees, as applicable, and officers (including each director or trustee, as applicable, and officer of the Company who signed a Registration Statement), any underwriter retained by the Company, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, as follows:

(a) against any and all loss, liability, claim, damage, judgment and expense whatsoever, as incurred, arising out of or based upon (a) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, Disclosure Package, Prospectus, Free Writing Prospectus or in any amendment or supplement thereto; and (b) the omission or alleged omission to state, in any Registration Statement, Disclosure Package, Prospectus, Free Writing Prospectus or in any amendment or supplement thereto, any material fact required to be stated therein or necessary to make the statements therein not misleading under the circumstances such statements were made;

(b) against any and all loss, liability, claim, damage, judgment and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of such Designated Holder; and

(c) against any and all expense whatsoever, as incurred (including reasonable fees and disbursements of counsel), reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, in each case whether or not a party, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (a) or (b) above;

provided, however, that the indemnity provided pursuant to this Section 6.2 shall only apply with respect to any loss, liability, claim, damage, judgment or expense to the extent arising out of (A) any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by such Designated Holder expressly for use in the Registration Statement, Disclosure Package, Prospectus, Free Writing Prospectus or in any amendment or supplement thereto or (B) such Designated Holder’s failure to deliver an amended or supplemental prospectus furnished to such Designated Holder by the

Company, if such loss, liability, claim, damage or expense would not have arisen had such delivery occurred. Notwithstanding the provisions of this Section 6.2, such Designated Holder and any permitted assignee shall not be required to indemnify any Person pursuant to this Section 6.2 in excess of the amount of the net proceeds (after deducting the underwriters’ discounts and commissions) to such Designated Holder or such permitted assignee, as the case may be, from sales of the Registrable Securities of such Designated Holder under the Registration Statement that is the subject of the indemnification claim.

6.3 Conduct of Indemnification Proceedings. An indemnified party hereunder (the “Indemnified Party”) shall give reasonably prompt notice to the indemnifying party (the “Indemnifying Party”) of any action or proceeding commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify the Indemnifying Party (i) shall not relieve it from any liability which it may have under the indemnity agreement provided in Section 6.1 or 6.2 above, unless and only to the extent the lack of notice by the Indemnified Party results in the forfeiture by the Indemnifying Party of substantial rights and defenses, and (ii) shall not, in any event, relieve the Indemnifying Party from any obligations to any Indemnified Party other than the indemnification obligation provided under Section 6.1 or 6.2 above. If the Indemnifying Party so elects within a reasonable time after receipt of such notice, the Indemnifying Party may assume the defense of such action or proceeding at such Indemnifying Party’s own expense with counsel chosen by the Indemnifying Party and approved by the Indemnified Party, which approval shall not be unreasonably withheld; provided, however, that the Indemnifying Party will not settle, compromise or consent to the entry of any judgment with respect to any such action or proceeding without the written consent of the Indemnified Party unless such settlement, compromise or consent secures the unconditional release of the Indemnified Party. The Indemnified Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expense of such counsel shall be paid by the Indemnified Party unless (i) the Indemnifying Party agrees to pay the same, (ii) the Indemnifying Party fails to assume the defense of such action with counsel approved by the Indemnified Party or (iii) the named parties to any such action (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and such parties have been advised by such counsel that either (x) representation of such Indemnified Party and the Indemnifying Party by the same counsel would be inappropriate under applicable standards of professional conduct or (y) there may be one or more legal defenses available to the Indemnified Party which are different from or additional to those available to the Indemnifying Party. In any of such cases, the Indemnifying Party shall not be entitled to assume such defense and the Indemnified Party shall be entitled to separate counsel at the Indemnifying Party’s expense. If the Indemnifying Party is not entitled to assume the defense of such action or proceeding as a result of clause (iii) above, the Indemnifying Party’s counsel shall be entitled to conduct the Indemnifying Party’s defense and counsel for the Indemnified Party shall be entitled to conduct the defense of the Indemnified Party, it being understood that both such counsel will cooperate with each other to conduct the defense of such action or proceeding as efficiently as possible. If the Indemnifying Party is not so entitled to assume the defense of such action or does not assume such defense, after having received the notice referred to in the first sentence of this paragraph, the Indemnifying Party will pay the reasonable fees and expenses of counsel for the Indemnified Party. In such event, however, the Indemnifying Party will not be liable for any settlement effected without the written consent of the Indemnifying Party. If an Indemnifying Party is entitled to assume, and assumes, the defense of such action or proceeding in accordance with this paragraph, the Indemnifying Party shall not be liable for any fees and expenses of counsel for the Indemnified Party incurred thereafter in connection with such action or proceeding.

6.4 Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in Sections 6.1 and 6.2 above is for any reason held to be unenforceable by the Indemnified Party although applicable in accordance with its terms, the Indemnified Party and the Indemnifying Party shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement incurred by the Indemnified Party and the Indemnifying Party, in such proportion as is appropriate to reflect the relative fault of the Indemnified Party on the one hand and the Indemnifying Party on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities, or expenses. The relative fault of the Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether the action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, the Indemnifying Party or the Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action.

The parties hereto agree that it would not be just or equitable if contribution pursuant to this Section 6.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 6.4, a Designated Holder shall not be required to contribute any amount in excess of the amount of the net proceeds (after deducting the underwriters’ discounts and commissions) to such Designated Holder from sales of the Registrable Securities of such Designated Holder under the Registration Statement that is the subject of the indemnification claim.

Notwithstanding the foregoing, no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 6.4, each person, if any, who controls a Designated Holder within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as such Designated Holder, and each director of the Company, each officer of the Company who signed a Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as the Company.

SECTION 7	EXPENSES

The Company shall pay all expenses incident to the performance by the Company of its registration obligations under Section 3 and Section 4 above, including (i) Commission, stock exchange and FINRA registration and filing fees, (ii) all fees and expenses incurred in complying with securities or “blue sky” laws (including reasonable fees, charges and disbursements of counsel to any underwriter incurred in connection with “blue sky”

qualifications of the Registrable Securities as may be set forth in any underwriting agreement), (iii) all printing, messenger and delivery expenses, (iv) the fees, charges and expenses of counsel to the Company and of its independent public accountants and any other accounting fees, charges and expenses incurred by the Company (including, without limitation, any expenses arising from any “comfort” letters or any special audits incident to or required by any registration or qualification) and all reasonable legal fees, charges and expenses incurred, in the case of a Demand Registration, by the Initiating Holders, and (v) any liability insurance or other premiums for insurance obtained in connection with any Demand Registration, Incidental Registration or Shelf Registration pursuant to the terms of this Agreement, regardless of whether such Registration Statement is declared effective. All of the expenses described in the preceding sentence of this Section 7 are referred to herein as “Registration Expenses.” Subject to clause (iv) above, each Designated Holder shall be responsible for the payment of any brokerage and sales commissions, fees and disbursements of such Designated Holder’s counsel, accountants and other advisors, and any transfer taxes relating to the sale or disposition of the Registrable Securities by such Designated Holder pursuant to this Agreement.

SECTION 8	RULE 144 COMPLIANCE

The Company covenants that it will use its best efforts to timely file the reports required to be filed by the Company under the Securities Act and the Exchange Act and take such further action as each Designated Holder may reasonably request (including providing any information necessary to comply with Rule 144 under the Securities Act), so as to enable the Designated Holders to sell the Registrable Securities pursuant to (i) Rule 144 under the Securities Act, or Regulation S under the Securities Act or (ii) any similar rules or regulations hereinafter adopted by the Commission. In connection with any sale, transfer or other disposition by a Designated Holder of any Registrable Securities pursuant to Rule 144 under the Securities Act, the Company shall cooperate with such Designated Holder to facilitate the timely preparation and delivery of certificates representing the Registrable Securities to be sold and not bearing any Securities Act legend, and enable certificates for such Registrable Securities to be for such number of shares and registered in such names as Holder may reasonably request at least five (5) Business Days prior to any sale of Registrable Securities hereunder.

SECTION 9	MISCELLANEOUS

9.1 Recapitalizations, Exchanges, etc. The provisions of this Agreement shall apply to the full extent set forth herein with respect to (i) the Common Shares, (ii) any and all shares of voting common stock of the Company into which the Common Shares are converted, exchanged or substituted in any recapitalization or other capital reorganization by the Company and (iii) any and all equity securities of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in conversion of, in exchange for or in substitution of, the Common Shares and shall be appropriately adjusted for any stock dividends, splits, reverse splits, combinations, recapitalizations and the like occurring after the date hereof. The Company shall cause any successor or assign (whether by merger, consolidation, sale of assets or otherwise) to enter into a new registration rights agreement with the Designated Holders on terms substantially the same as this Agreement as a condition of any such transaction.

9.2 No Inconsistent Agreements. The Company represents and warrants that it has not granted to any Person the right to request or require the Company to register any securities issued by the Company, other than the rights granted to the Designated Holders herein, registration rights granted to Chad L. Williams and entities through which Chad L. Williams holds Common Shares and registration rights granted to the limited partners of the Partnership, in form and substance identical to the rights granted herein. The Company shall not enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Designated Holders in this Agreement or grant any additional registration rights to any Person or with respect to any securities which are not Registrable Securities which are prior in right to or inconsistent with the rights granted in this Agreement.

9.3 Integration; Amendment. This Agreement constitutes the entire agreement among the parties hereto with respect to the matters set forth herein and supersedes and renders of no force and effect all prior oral or written agreements, commitments and understandings among the parties with respect to the matters set forth herein. Except as otherwise expressly provided in this Agreement, no amendment, modification or discharge of this Agreement shall be valid or binding unless set forth in writing and duly executed by each of the parties hereto. Notwithstanding the foregoing, the Company, without the consent of any other party hereto, may amend this Agreement to add any Subsequent General Atlantic Holder as a party to this Agreement as a Designated Holder.

9.4 Waivers. No waiver by a party hereto shall be effective unless made in a written instrument duly executed by the party against whom such waiver is sought to be enforced, and only to the extent set forth in such instrument. Neither the waiver by any of the parties hereto of a breach or a default under any of the provisions of this Agreement, nor the failure of any of the parties, on one or more occasions, to enforce any of the provisions of this Agreement or to exercise any right or privilege hereunder shall thereafter be construed as a waiver of any subsequent breach or default of a similar nature, or as a waiver of any such provisions, rights or privileges hereunder.

9.5 Assignment; Successors and Assigns. This Agreement and the rights granted hereunder may not be assigned by any Designated Holder (except to another Designated Holder) without the written consent of the Company; provided, however, that a Designated Holder may assign its rights and obligations hereunder, without such consent, (i) to an Affiliate of such Designated Holder or to any permitted transferee of such Designated Holder pursuant to the Partnership Agreement, and (ii) with respect to Incidental Registration rights, to any transferee of Registrable Securities or Units, if such transferee agrees in writing to be bound by all of the provisions hereof and the Designated Holder provides written notice of the assignment to the Company not more than ten (10) days after such assignment. This Agreement shall inure to the benefit of and be binding upon all of the parties hereto and their respective heirs, executors, personal and legal representatives, successors and permitted assigns, including, without limitation, any successor of the Company by merger, acquisition, reorganization, recapitalization or otherwise.

9.6 Notices. All notices called for under this Agreement shall be in writing and shall be deemed duly given (a) on the date of delivery if delivered personally, (b) on the first Business Day following the date of dispatch if delivered by a nationally recognized next-day courier service, (c) on the fifth Business Day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid, or (d) if sent by facsimile transmission during business hours on a Business Day, when transmitted and receipt is confirmed, or otherwise on the following Business Day. All notices hereunder shall be delivered to the parties at the addresses set forth opposite their signatures below, or to any other address or addressee as any party entitled to receive notice under this Agreement shall designate, from time to time, to others in the manner provided in this Section 9.6 for the service of notices; provided, however, that notices of a change of address shall be effective only upon receipt thereof.

9.7 Specific Performance. The parties hereto acknowledge that the obligations undertaken by them hereunder are unique and that there would be no adequate remedy at law if any party fails to perform any of its obligations hereunder, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to (i) compel specific performance of the obligations, covenants and agreements of any other party under this Agreement in accordance with the terms and conditions of this Agreement and (ii) obtain preliminary injunctive relief to secure specific performance and to prevent a breach or contemplated breach of this Agreement in any court of the United States or any State thereof having jurisdiction.

9.8 Governing Law; Consent to Jurisdiction. (a) This Agreement, the rights and obligations of the parties hereto, and any claims or disputes relating thereto, shall be governed by and construed in accordance with the laws of the State of Delaware (excluding the conflict of law provisions thereof). Each party irrevocably submits to the exclusive jurisdiction of the Federal and State courts of the State of Delaware, and any appellate court from any thereof, in any suit, action or other proceeding arising out of or relating to this Agreement or any transaction contemplated hereby or thereby, or for recognition or enforcement of any judgment, and each party irrevocably and unconditionally agrees that all claims in respect of any such suit, action or other proceeding may be heard and determined in such Delaware State court or, to the extent permitted by applicable law, in such Federal court. The parties agree that a final judgment in any such suit, action or other proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable law.

(b) Each party irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any objection which it may now or hereafter have to the laying of venue of any suit, action or other proceeding arising out of or relating to this Agreement or any transaction contemplated hereby or thereby in any court referred to in the first sentence of paragraph (a) of this Section 9.8. Each party irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of any suit, action or other proceeding arising out of or relating to this Agreement or any transaction contemplated hereby or thereby in any court referred to in the first sentence of paragraph (a) of this Section 9.8.

(c) Each party consents, to the fullest extent permitted by applicable law, to service of any process, summons, notice or document in the manner provided for notices in Section 9.6. Nothing in this Agreement will affect the right of any party to serve process in any other manner permitted by applicable Law.

9.9 Waiver of Jury Trial. Each party hereby waives, to the fullest extent permitted by applicable Law, any right it may have to a trial by jury in respect to any litigation, directly or indirectly, arising out of or relating to this Agreement or any transaction contemplated hereby or thereby. Each party (a) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (b) acknowledges that it and the other parties have been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this Section 9.9.

9.10 Headings. Section and subsection headings contained in this Agreement are inserted for convenience of reference only, shall not be deemed to be a part of this Agreement for any purpose, and shall not in any way define or affect the meaning, construction or scope of any of the provisions hereof.

9.11 Pronouns. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or entity may require.

9.12 Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement. This Agreement may be executed by facsimile signatures

9.13 Severability. If fulfillment of any provision of this Agreement, at the time such fulfillment shall be due, shall transcend the limit of validity prescribed by law, then the obligation to be fulfilled shall be reduced to the limit of such validity; and if any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

9.14 No Third Party Beneficiaries. It is the explicit intention of the parties hereto that no person or entity other than the parties hereto is or shall be entitled to bring any action to enforce any provision of this Agreement against any of the parties hereto, and the covenants, undertakings and agreements set forth in this Agreement shall be solely for the benefit of, and shall be enforceable only by, the parties hereto or their respective successors, heirs, executors, administrators, legal representatives and permitted assigns.

Signatures on following page

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed on its behalf as of the date first herein above set forth.

*	Address:	*		COMPANY:

*	12851 Foster Street, Suite 205	*		QTS REALTY TRUST, INC.
Overland Park, Kansas 66213
	Attn: Shirley E. Goza, General Counsel	*
	Facsimile: (913) 814-7766	*	By:	/s/ Shirley E. Goza
Name: Shirley E. Goza
Title: Secretary and General Counsel

*		*		QUALITY GP:

*	c/o QTS Realty Trust, Inc.	*		QUALITYTECH GP, LLC
12851 Foster Street, Suite 205
	Overland Park, Kansas 66213	*
	Attn: Shirley E. Goza, General Counsel	*	By:	/s/ Shirley E. Goza
	Facsimile: (913) 814-7766	*		Name: Shirley E. Goza
Title: Secretary and General Counsel

*		*

*	Address:	*		HOLDER:

*	c/o General Atlantic Service Company, LLC	*		GA QTS INTERHOLDCO, LLC
55 East 52nd Street, 32nd Floor
	New York, NY 10055	*
	Telecopy: (212) 759-5708	*	By:	/s/ Thomas J. Murphy
	Attention: David A. Rosenstein, Esq.	*		Name: Thomas J. Murphy
	Email: drosenstein@generalatlantic.com			Title: Managing Director

*

*		*

[Signature Page to Registration Rights Agreement]